EXECUTION COPY

                        SECURITY AGREEMENT dated as of March 1, 1997, between
                  WINSTAR EQUIPMENT CORP., a Delaware corporation (the "Grantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation ("U.S. Trust"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      Reference is made to the Indenture dated as of March 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Grantor, WinStar Communications, Inc., as guarantor (the "Guarantor") and U.S. Trust, as trustee (in such capacity, the "Trustee").

      On the date hereof, (i) the Grantor has issued $200,000,000 12 1/2% Guaranteed Senior Secured Notes Due 2004 ("Notes") to various Initial Purchasers (as defined in the Indenture) and such Initial Purchasers have agreed to resell the Notes to various Holders thereof and (ii) the Guarantor has agreed to guarantee the Notes on a senior unsecured basis, each pursuant to, and upon the terms and subject to the conditions specified in, the Indenture. The Indenture requires, among other things, the execution and delivery by the Grantor of an agreement in the form hereof to secure (a) the due and punctual payment by the Grantor of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for redemption or otherwise, (ii) each payment required to be made by any obligor under the Indenture in respect of any Note, when and as due, including payments in respect of reimbursement of disbursements and interest thereon, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any obligor to the Secured Parties under the Indenture and the other Security Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the obligors under or pursuant to the Indenture and the other Security Documents (all the monetary and other obligations described in the preceding clauses (a) and (b) being collectively called the "Obligations").

      Accordingly, the Grantor, the Collateral Agent, on behalf of itself and each Secured Party, and each of their respective successors or assigns, hereby agree as follows:

                                  ARTICLE I

                                 Definitions

      SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

     SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Collateral" shall mean (i) all Designated Equipment acquired by the Grantor pursuant to Section 4.21 of the Indenture; (ii) the Proceeds of any sale or other disposition (other than leases in the
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ordinary course of business, as provided in Section 5.01(a) hereof) of such
Designated Equipment (including any insurance proceeds from the loss or destruction of such Designated Equipment); and (iii) any additional Designated Equipment acquired by the Grantor with the Proceeds of any such sale or other disposition of Designated Equipment.

      "Designated Equipment" shall mean (i) telecommunications switches and related equipment and inventory; (ii) customer premise equipment; (iii) radios, antennae and cabling; (iv) office and warehouse furniture, fixtures and equipment (including without limitation, computers and communications equipment); (v) company service vehicles; and (vi) software related to each of the foregoing, in each case used in the telecommunications business of the Guarantor and its subsidiaries.

      "Indenture" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Holder" shall mean the person in whose name a Note is registered on the books of the registrar.

      "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Proceeds" shall mean any consideration received from the sale, exchange, license, lease (other than consideration received solely from the lease of Designated Equipment in the ordinary course of business) or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include all cash and negotiable instruments received or held on behalf of the Collateral Agent and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Secured Parties" shall mean (a) the Holders, (b) the Trustee, (c) the Collateral Agent, (d) the beneficiaries of each indemnification obligation undertaken by the Grantor under any Security Document and (e) the permitted successors and assigns of each of the foregoing.

      "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

      "Status Certificate" shall mean a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two executive officers of the Grantor.

      SECTION 1.03. Rules of Construction. The rules of construction specified in Section 1.03 of the Indenture shall be applicable to this Agreement.
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                                 ARTICLE II

                              Security Interest

      SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). In furtherance of such Security Interest, and pursuant to Sections 4.22 and 4.23 of the Indenture, the Grantor has filed fully executed Uniform Commercial Code financing statements with the Secretary of State of all 50 states of the United States, or, where a state does not provide for filing with the Security of State thereof, in another appropriate filing office, as more fully described in Section 3.02 hereof. Without limiting the foregoing, the Collateral Agent also is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantor, without the signature of the Grantor, naming the Grantor as debtor and the Collateral Agent as secured party. The Collateral Agent shall furnish the Grantor with copies of any such statements and other documents so filed.

      SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

                                 ARTICLE III

                       Representations and Warranties

      The Grantor represents and warrants to the Collateral Agent and the Holders that:

      SECTION 3.01. Title and Authority. The Grantor has good and valid rights in and title to the Collateral that it has purported to grant a Security Interest in hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

      SECTION 3.02. Filings. The Status Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (UCC-1's) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed with the Secretary of State or other appropriate office of all 50 states of the United States and in such other governmental, municipal or other office specified in Schedule 5 to each Status Certificate (with copies delivered to the Collateral Agent).

      SECTION 3.03. Validity of Security Interest. The Security Interest constitutes a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, subject to any requirements regarding attachment. The Security Interest in the Collateral will be perfected only to the extent that the filings referred to in Section 3.02 are sufficient to perfect such Security Interest. The Security Interest is prior to any other Lien on any of the Collateral on the date hereof.
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      SECTION 3.04. Absence of Other Liens. The Collateral is owned by the
Grantor free and clear of any Lien. The Grantor has not filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral and which financing statement or analogous document is still in effect, except for the Liens and financing statements expressly created or permitted by this Agreement or the Indenture.

                                 ARTICLE IV

                                  Covenants

      SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) The Grantor agrees promptly to notify the Collateral Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. The Grantor agrees to notify the Collateral Agent, as soon as practicable after an executive officer of the Grantor learns thereof, if any material portion of the Collateral owned or held by the Grantor is damaged or destroyed.

      (b) The Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

      SECTION 4.02. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons.

      SECTION 4.03. Continuation Statements. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such continuation statements on Form UCC-3 as to maintain in effect the financing statements filed pursuant to Section 3.02, and to take all such actions as the Collateral Agent may from time to time reasonably request to preserve the Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith.

      SECTION 4.04. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, where such premises is within the control of the Grantor or any affiliate of the Grantor, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity,
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value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third person, by contacting the third party possessing such Collateral (after two days' notice to the Grantor) for the purpose of making such a verification. Where the premises upon which any of the Collateral is located are not within the control of the Grantor, Grantor shall reasonably request such person(s) controlling such premises to allow the Collateral Agent and its designees to inspect such premises for the purposes, and subject to the limitations, of the foregoing sentence. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured
Party.

      SECTION 4.05. Taxes; Encumbrances. At its option, upon not less than 10 days' prior written notice to the Grantor, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required by the Indenture or this Agreement, and the Grantor agrees to reimburse the Collateral Agent on demand for any reasonable payment or other expenses incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of the Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Security Documents.

      SECTION 4.06. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, including Sections 4.22 and 4.23 of the Indenture, all in accordance with the terms and conditions thereof, and the Grantor agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

      SECTION 4.07. Insurance. (a) The Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Designated Equipment, including without limitation such insurance as is required pursuant to Section 4.15 of the Indenture.

      (b) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Collateral Agent and shall be additional Obligations secured hereby.

      SECTION 4.08. Posting of Notices. The Grantor shall, with respect to any telecommunications switch that constitutes Designated Equipment acquired by the Grantor pursuant to Section 4.21 of the Indenture, post a notice on, or in the location housing, such telecommunications switch, identifying the Grantor as the owner of the telecommunications switch and stating that such telecommunication switch is subject to the Security Interest under the Indenture and the Security Documents.
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      SECTION 4.09. FCC Approvals. Notwithstanding anything to the contrary set forth herein, the Grantor agrees that to the extent prior FCC approval is required pursuant to the Communications Act of 1934, as amended, for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the Indenture or (ii) taking any action that may be taken by the Collateral Agent hereunder or under the Indenture, such grant, right, remedy or actions will be subject to such prior Federal Communications Commission ("FCC") approval having been obtained by or in favor of the Collateral Agent, on behalf of the Secured Parties (and Grantor will use its best efforts to obtain any such approval as promptly as possible). Grantor agrees that, upon and during the continuance of an Event of Default and at Collateral Agent's request, Grantor will, and will cause its subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other and further actions required by the Collateral Agent, on behalf of the Secured Parties, to obtain such governmental authorizations, including FCC authorizations, as are necessary to transfer ownership and control to the Collateral Agent, on behalf of the Secured Parties, or their successors or assigns, of the Collateral held by it or its subsidiaries, or its interest in any Person holding any such Collateral.

                                  ARTICLE V

                      Transfer and Sales of Collateral

      SECTION 5.01. Transfer and Sales of Collateral. (a) Grantor shall not, except as permitted by the terms of the Indenture from time to time in effect (including without limitation Sections 4.11, 4.23 and 11.02 thereof), sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral. For the avoidance of doubt, Grantor may lease Designated Equipment in the ordinary course of business without such lease constituting a sale, assignment or other disposition prohibited by the preceding sentence, and any consideration received by Grantor in respect of any such lease shall not be subject to a security interest under the Security Documents.

      (b) As long as no Event of Default shall have occurred and be continuing, and no event which, with the lapse of time or after notice, would become an Event of Default shall have occurred and be continuing, Grantor shall be entitled from time to time to request the Collateral Agent to release all or a portion of the Collateral owned by it and subject to this Agreement; provided, however, that such request must be in writing and accompanied by an Officers' Certificate of Grantor and an Opinion of Counsel to Grantor (which counsel shall be reasonably satisfactory to the Collateral Agent) stating that all conditions precedent to the release of such Collateral pursuant to this Article V and the Indenture have been complied with. Upon satisfaction of the conditions in this
Article V and the Indenture, the Lien of this Agreement on all Collateral to be released without any further action on the part of the Collateral Agent or any other person. In furtherance of the foregoing, the Collateral Agent shall execute and deliver to Grantor an instrument or instruments acknowledging the release of such Collateral from this Agreement and the discharge of the Lien on such Collateral created by this Agreement, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) such Collateral to be released.

      (c) No Collateral shall be released from the Lien of this Agreement pursuant to any request described in paragraph (b) above unless (i) as promptly as is practicable thereafter, the Grantor shall sell such Collateral, (ii) as promptly as is practicable thereafter, the Grantor deposits with the Collateral Agent cash or cash equivalents, if any, representing the Net Cash Proceeds from the sale of such Collateral; and (iii) Grantor delivers to the Collateral Agent an Officers' Certificate and an Opinion of Counsel to the effect
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that all conditions precedent contained in the Indenture to the sale and release of such Collateral shall have been satisfied in full. On or after deposit of the sums described in clause (ii) of this paragraph (c), Grantor shall be entitled thereafter to request release of such cash proceeds at such times and in such amounts in order to, and only to the extent necessary to, comply with its obligations under, or otherwise in accordance with, the Indenture, including without limitation its obligation to acquire additional Designated Equipment within 45 days pursuant to Section 4.11 thereof, as a result of the disposition of such Collateral. Such releases of Net Cash Proceeds shall not be made until and unless Grantor shall have delivered an Officers' Certificate and an Opinion of Counsel to the Collateral Agent stating that all conditions precedent to such release set forth in the Indenture shall have been satisfied.

      (d) The release of any Collateral from the terms hereof and of the other Security Documents or the release of, in whole or in part, the Liens created by the Security Documents, will not be deemed to impair the Lien on the Collateral in contravention of the provisions of the Indenture if and to the extent the Collateral or Liens are released pursuant to the applicable Security Documents and pursuant to the terms of the Indenture. Each of the Secured Parties acknowledge that a release of Collateral strictly in accordance with the terms of the Security Documents and of the Indenture will not be deemed for any purpose to be an impairment of the Lien on the Collateral in contravention of the terms of the Indenture. To the extent applicable, Grantor and each obligor on the Securities shall cause ss. 314(d) of the Trust Indenture Act of 1939 ("TIA") relating to the release of property or securities from the Lien of the Security Documents and of the Indenture to be complied with. Any certificate or opinion required by ss. 314(d) of the TIA may be made by an officer of Grantor, except in cases which ss. 314(d) of the TIA required that such certificate or opinion be made by an independent person.

                                 ARTICLE VI

                              Power of Attorney

      SECTION 6.01. Power of Attorney. The Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as the Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for the Grantor and in the Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require the Grantor to notify third parties to make payment directly to the Collateral Agent; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the
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Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under the Indenture with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Security Document, by law or otherwise.

                                 ARTICLE VII

                                  Remedies

      SECTION 7.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

      The Collateral Agent shall give the Grantor 15 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by
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the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from the Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

      SECTION 7.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Trustee or the Collateral Agent (in its capacity as such hereunder or under any other Security Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Security Document on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Security Document;

            SECOND, to the payment of the fees and expenses of the Secured Parties on an equal and ratable basis;

            THIRD, to the payment of interest on and fees, if any, with respect to the Obligations on an equal and ratable basis;

            FOURTH, to the payment of the unpaid principal amount of the Obligations on an equal and ratable basis;

            FIFTH, to the payment of costs and expenses of, all premiums on, and all other amounts due with respect to, the Obligations on an equal and ratable basis; and

            SIXTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                                ARTICLE VIII

                                Miscellaneous

      SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture.

      SECTION 8.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture or any other Security Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Security Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement.

      SECTION 8.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Security Document shall be considered to have been relied upon by the Holders, regardless of any investigation made by the Holders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

      SECTION 8.04. Binding Effect; Several Agreement. This Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the Grantor shall not have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the Indenture.

      SECTION 8.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

      SECTION 8.06. Collateral Agent's Fees and Expenses; Indemnification. (a) The Grantor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of the Collateral Agent for any ongoing monitoring or audits conducted by it with respect to the Collateral), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof.

      (b) Without limitation of its indemnification obligations under the other Security Documents, the Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Secured Parties (collectively, "Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.


      (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any other Security Document, or any investigation made by or on behalf of the Collateral Agent or any Holder. All amounts due under this Section shall be payable on written demand therefor.

      SECTION 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

      SECTION 8.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Trustee and the Holders under the other Security Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Security Document or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Indenture.

      SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT

OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 8.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Security Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

      SECTION 8.12. Headings. Article and Section headings used herein are for the convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 8.13. Jurisdiction; Consent to Service of Process. (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Security Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Trustee or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or the other Security Documents against the Grantor or its properties in the courts of any jurisdiction.

      (b) The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Security Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process by registered mail, postage prepaid. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 8.14. Termination or Release. (a) Except as provided in Section 8.06, this Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Grantor and the Guarantor have no further obligations to the Holders.

      (b) In connection with any termination pursuant to paragraph (a) above, upon the request of the Grantor accompanied by an Officers' Certificate and Opinion of Counsel stating that all conditions precedent to the termination of the Lien in the Collateral pursuant to this Agreement and the Indenture have been satisfied, the Collateral Agent shall execute and deliver to the Grantor, at the Grantor's expense, all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 8.14 shall be without recourse to or warranty by the Collateral Agent.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                           WINSTAR EQUIPMENT CORP., as
                             Grantor,

                             by_______________________________
                               Name:
                               Title:


                           UNITED STATES TRUST COMPANY OF
                             NEW YORK, as Collateral Agent,

                             by_______________________________
                               Name:
                               Title:

                                                                  Annex 1 to the
                                                              Security Agreement

                                  [Form of]

                             STATUS CERTIFICATE

      Reference is made to the Indenture dated as of March 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among WINSTAR EQUIPMENT CORP., a Delaware corporation ("WinStar Equipment"), WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Guarantor"), UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee"), and to the Security Agreement dated March 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Winstar Equipment, as grantor (the "Grantor"), and the Trustee as collateral agent (the "Collateral Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Indenture.

      Under the Security Agreement, WinStar Equipment is the Grantor of security interests in the Collateral as defined therein. In order to facilitate the perfection of such security interests, the Collateral Agent has requested that WinStar Equipment provide the information specified in this certificate for the Grantor.

      The undersigned, executive officers of the Grantor, hereby certify to the Collateral Agent and each other Secured Party as follows:

      1. Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, is as follows:

      (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

      (c) Except as set forth in Schedule 1 hereto, the Grantor has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

      (d) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

      (e) Set forth below is the Federal Taxpayer Identification Number of the
Grantor: 13-3932469

      2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth on Schedule 2(a) hereto.

      (b) Set forth on Schedule 2(b) hereto are all locations where the Grantor maintains (or intends to maintain) Collateral having an Acquired Cost of at least $25,000 in such location.

      (c) Set forth on Schedule 2(c) hereto are all the places where the Grantor maintains an office or other facility not identified in paragraph (a) or (b) above.

      3. Unusual Transactions. All Designated Equipment has been purchased by the Grantor in the ordinary course of its business.

      4. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing with the Secretary of State or other appropriate office of all 50 states of the United States.

      5. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

      6. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above have been paid.

      IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this day of March, 1997.

                           WINSTAR EQUIPMENT CORP.,

                             by_______________________________
                               Name:
                               Title:


                             by_______________________________
                               Name:
                               Title:

                                                                  SCHEDULE 1

                                     CHANGES

                                                               SCHEDULE 2(a)

                             CHIEF EXECUTIVE OFFICE

230 Park Avenue
Suite 3126
New York, NY 10169

                                                               SCHEDULE 2(b)

                           LOCATIONS OF COLLATERAL

99 Summer St., 11th Floor       (Suffolk County)
Boston, MA 02110

600 West Broadway              (San Diego County)
3rd Floor
San Diego, CA 92101

7799 Leesburg Pike, Ste. 401-S  (Fairfax County)
Falls Church, VA 22043

700 South Flower St.          (Los Angeles County)
Los Angeles, CA 90017

101 N. Wacker Drive               (Cook County)
Chicago, IL 60606

Oklahoma City Works             (Oklahoma County)
7725 West Reno
Oklahoma City, OK 73126

                                                               SCHEDULE 2(c)

                          OFFICES AND OTHER FACILITIES

None.

                                                                  SCHEDULE 4

                                   FORM UCC-1

See attached.

                                                                  SCHEDULE 5

                                  UCC-1 FILINGS

See attached.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) TO THE ISSUER, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH
(v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                            WINSTAR EQUIPMENT CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

                                                               CUSIP 975516 AA 3
No. QIB-01                                                          $200,000,000

            WINSTAR EQUIPMENT CORP., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on March 15, 2004.

            Interest Payment Dates: March 15 and September 15, commencing September 15, 1997.

            Regular Record Dates: March 1 and September 1.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

                             WINSTAR EQUIPMENT CORP.


                             By:________________________________________________
                                Name:
                                Title:

               (Form of Trustee's Certificate of Authentication)

This is one of the 12 1/2% Guaranteed Senior Secured Notes Due 2004 described in the within-mentioned Indenture.


Date: March 18, 1997         UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                             By:________________________________________________
                                Authorized Signatory

                            WINSTAR EQUIPMENT CORP.

                 12 1/2% Guaranteed Senior Secured Note Due 2004

1. Principal and Interest.

            The Company will pay the principal of this Note on March 15, 2004.

            The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

            Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date) on each Interest Payment Date, commencing September 15, 1997.

            Interest on the Notes will accrue from the most recent Interest Payment Date; provided, however, that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the above, (i) if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the earlier of (x) the date on which all Registration Defaults have been cured and (y) the date on which all Notes become freely transferable by Holders other than Affiliates of the Company without further registration under the Securities Act.

            The Company shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest.

2.  Method of Payment.

      The Company will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each March 15 and September 15 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 1 and September 1 immediately preceding the relevant Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided, however, that, with respect to the payment of principal, the Company will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

      The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Note will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the trustee may accept in its discretion).

3. Paying Agent and Registrar.

            Initially, United States Trust Company of New York (the "Trustee") will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4. Indenture.

            The Company issued the Notes under an Indenture dated as of March 1,1997 (the "Indenture"), among the Company, WinStar Communications, Inc., as guarantor (the "Guarantor") and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

            The Notes are secured senior indebtedness of the Company. The Indenture limits the original aggregate principal amount of the Notes to $200,000,000 (subject to Section 2.07 of the Indenture).

5. Optional Redemption.

            The Notes will not be redeemable prior to March 15, 2002. Thereafter, the Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time on or after March 15, 2002 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holders' last address as it appears in the Security Register, at the following Redemption Prices (expressed as a percentage of the principal amount of the Notes, plus accrued and unpaid interest, if any, on such amount to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date if redeemed during the 12-month period commencing on March 15 of the years set forth below:

                  Year                       Redemption Price
                  ----                       ----------------
                  2002                         106.250%
                  2003 and thereafter          103.125%

6. Mandatory Redemption.

            In the event that by March 18, 1999, the Company shall not have applied at least $200.0 million to fund the Acquisition Costs of Designated Equipment pursuant to the Indenture ($200.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem Notes in an aggregate principal amount equal to the Unused Equipment Amount at a redemption price of 112.5% of such principal amount, plus accrued and unpaid interest thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The mandatory redemption shall occur no later than April 2, 1999.

            Selection of the Notes for mandatory redemption will be made on a pro rata basis; provided, however, that no Note of $1,000 in principal amount or less shall be redeemed in part. If any Notes are to be redeemed in part only, a new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

7. Notice of Redemption.

            Notice of any optional redemption will be mailed by the Company at least 30 days but not more than 60 days before a Redemption Date, and notice of a mandatory redemption will be mailed by the Company at least 10 Business Days but not more than 15 Business Days before a Redemption Date, in each case, to each Holder of Notes to be redeemed at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest ceases to accrue on Notes (or portions of Notes) called for redemption, unless the Company defaults in the payment of the Redemption Price.

8. Repurchase upon Change in Control.

      Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount of such Notes on such date of purchase, plus accrued and unpaid interest,if any, on such amount to the date of purchase (the "Change of Control Payment").

      A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be sold to the Company in part; provided, however, that Notes will only be issued in denominations of $1,000 principal amount at maturity or integral multiples thereof. On and after the Change of Control Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

9. Guarantee.

      The Notes are guaranteed on a senior unsubordinated basis by the Guarantor to the extent provided in the Indenture.

10. Collateral and Security Documents.

      To secure the due and punctual payment of the principal of, premium if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, the Grantor has granted security interests in the Collateral to the Collateral Agent for the benefit of the Holders of Notes pursuant to the Security Documents.

11. Denominations; Transfer; Exchange.

            The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

12. Persons Deemed Owners.

      A Holder shall be treated as the owner of a Note for all purposes.

13. Unclaimed Money.

      If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

14. Discharge Prior to Redemption or Maturity.

      Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture and the Security Documents, and the Guarantor may terminate its obligations under the Equipment Note Guarantee, if the Company deposits with the Trustee money or U.S. Government Obligations for payment of principal and interest on the Notes to redemption or maturity, as the case may be.

15. Amendment; Supplement; Waiver.

            Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that, in the opinion of the Board of Directors of the Company, does not materially and adversely affect the rights of any Holder.

16. Restrictive Covenants.

            The Indenture imposes certain limitations on the ability of the Guarantor and its Restricted Subsidiaries, among other things, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of their capital stock; make investments or make certain other restricted payments; sell assets; issue or sell stock of Restricted Subsidiaries; enter into transactions with stockholders or affiliates; or, with respect to the Company, to incur any indebtedness other than the Notes; engage in any other business activities; apply the gross proceeds from the sale of the Notes to uses other than the acquisition of Designated Equipment; fail to take action to vest a security interest in the Designated Equipment in the Trustee; fail to file proper UCC-1s and UCC-3s; consolidate, merge or sell all or substantially all of its assets. Within 90 days after the end of the last fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

17. Successor Persons.

            Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

18. Defaults and Remedies.

            The following events constitute "Events of Default" under the
Indenture: (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable, upon acceleration, redemption or otherwise; (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days; (c) the Company or WCI defaults in the performance of or breaches any other covenant or agreement of the Company or WCI in the Indenture or under the Notes or the Security Documents and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Notes; (d) there occurs with respect to any issue or issues of Indebtedness of WCI or any Significant Subsidiary having an outstanding principal amount of $25,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; (e) any final judgment or order (not covered by insurance) for the payment of money in excess of $25,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against WCI or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $25,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (f) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of WCI or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) the winding up or liquidation of the affairs of WCI or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (g) WCI or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (i) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of WCI or any Significant Subsidiary or for all or substantially all of the property and assets of WCI or any Significant Subsidiary or (iii) effects any general assignment for the benefit of creditors;
(h) any of the provisions of the Indenture relating to the Security Documents or the Security Documents shall cease to be in full force and effect or shall cease to give the secured parties the Liens, rights, power and privileges purported to be created thereby; or (i) the Equipment Note Guarantee shall cease to be in full force and effect (other than in accordance with its terms) or the Guarantor shall deny or disaffirm its obligations under the Equipment Note Guarantee.

      If an Event of Default (other than an Event of Default specified in clause
(f) or (g) above that occurs with respect to the Company or WCI) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest, if any, on the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any Restricted

Subsidiary occurs and is continuing, the principal amount of the Notes automatically becomes due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

19. Trustee Dealings with Company.

            The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

20. No Recourse Against Others.

            No incorporator, stockholder, officer, director, employee or controlling person as such, of the Company or of any successor Person thereof in such capacity, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation provided, however, that the foregoing shall not affect the Guarantor's obligations with respect to the Equipment Note Guarantee. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

21. Authentication.

            This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

22. Holders' Compliance with Registration Rights Agreement.

            Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

23. Abbreviations.

      Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

24. Governing Law.

      The Indenture and the Notes shall be governed by the State of New York, excluding (to the extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to WinStar Equipment Corp., 230 Park Avenue, Suite 3126, New York, NY 10169, Attention: General Counsel.

                                ASSIGNMENT FORM

I or we assign and transfer this Note to:


Please insert social security or other identifying number of assignee
________________________________________________________________________________
________________________________________________________________________________

Print or type name, address and zip code of assignee and irrevocably appoint _____________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated ___________   Signed ________________

________________________________________________________________________________
(Sign exactly as name appears on the other side of this Note)

Signature Guarantee __________________________ (1)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or

----------

(1) The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

      (1)   |_|   to the Company; or

      (2)   |_|   pursuant to an effective registration statement under the
                  Securities Act of 1933; or

      (3)   |_|   inside the United States to a "qualified institutional buyer"
                  (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

      (4)   |_|   outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

      (5)   |_|   pursuant to another available exemption from registration
                  provided by Rule 144 under the Securities Act of 1933.

      Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                    ______________________________
                                              Signature

Signature Guarantee:

____________________________        ___________________________
Signature must be guaranteed        Signature

_______________________________________________________________

          TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ________________       ______________________________
                              NOTICE: To be executed by
                              an executive officer

          SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

            The following increases or decreases in this Global Security have been made:

Date of        Amount of decrease in        Amount of increase in        Principal amount of this      Signature of authorized
Exchange     Principal Amount of this     Principal Amount of this      Global Security following       officer of Trustee or
                 Global Security              Global Security           such decrease or increase)      Securities Custodian


                      OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Note purchased by the Company pursuant to
Section 4.11 or Section 4.12 of the Indenture, check the Box: |_|

            If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, state the amount (in principal amount): $________________

Date:_______________________________

Your Signature:_________________________________________________________________
              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:______________________________(2)

----------
(2) The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.